UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - AUGUST 18, 2006

XL GENERATION INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-31165	20-0909393
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Sumpfstrasse 32
6304 Zug, Switzerland
(Address of principal executive offices)

4141 723 1090
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02:	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 18, 2006, Mr. Alain Lemieux resigned as the Chief Executive Officer (“CEO”) and as a director of XL Generation International Inc. (the “Company”).

The Company expects to conduct a search for a new CEO as soon as reasonably possible. The Chairman of the Board, Mr. Alexander C. Gilmour, has agreed to serve as Acting CEO in the interim.

Item 8.01:	Other Events

The Company issued a press release on August 18, 2006 regarding the resignation of Mr. Lemieux as Chief Financial Officer and Director. A copy of the release is attached as Exhibit 99.1 filed herewith.

Item 9.01:	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

99.1	Press Release dated August 18, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, XL Generation International Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XL GENERATION INTERNATIONAL INC.
Dated: August 18, 2006
	By:	/s/ Claude Pellerin
Name: Claude Pellerin
Title: Director